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Exhibit 2.C       Consent of Ernst & Young, LLP (Boston, MA)
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                                                                 EXHIBIT 99.2(C)


                         Consent of Independent Auditors


We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated February 21, 2000, in Pre-Effective Amendment No. 1 to the Registration Statement (Form S-6 No. 333-69987) and related Prospectus of The Manufacturers Life Insurance Company of New York.



                                          ERNST & YOUNG LLP


Boston, Massachusetts
April 13, 2000